Exhibit 99.2

Endurance Specialty Holdings Ltd.

INVESTOR FINANCIAL SUPPLEMENT
FOURTH QUARTER 2014

Endurance Specialty Holdings Ltd.
Waterloo House, 100 Pitts Bay Rd.
Pembroke HM 08, Bermuda
Investor Relations
Phone: (441) 278-0988
Fax: (441) 278-0493
email: investorrelations@endurance.bm

This report is for information purposes only. It should be read in conjunction with other documents filed by Endurance Specialty Holdings Ltd. pursuant to the Securities Act of 1933 and the Securities Exchange Act of 1934.

Financial Supplement Table of Contents
Application of the Safe Harbor of the Private Securities Litigation Reform Act of 1995:
Some of the statements in this financial supplement may include and Endurance may make related oral forward-looking statements which reflect our current views with respect to future events and financial performance. Such statements may include forward-looking statements both with respect to us in general and the insurance and reinsurance sectors specifically, both as to underwriting and investment matters. Statements which include the words “should,” “would,” “expect,” “intend,” “plan,” “believe,” “project,” “target,” “anticipate,” “seek,” “will,” “deliver” and similar statements of a future or forward-looking nature identify forward-looking statements in this financial supplement for purposes of the U.S. federal securities laws or otherwise. We intend these forward-looking statements to be covered by the safe harbor provisions for forward-looking statements in the Private Securities Litigation Reform Act of 1995.
All forward-looking statements address matters that involve risks and uncertainties. Accordingly, there are or may be important factors that could cause actual results to differ materially from those indicated in the forward-looking statements. These factors include, but are not limited to, the effects of competitors’ pricing policies, greater frequency or severity of claims and loss activity, changes in market conditions in the agriculture insurance industry, termination of or changes in the terms of the U.S. multiple peril crop insurance program, a decreased demand for property and casualty insurance or reinsurance, changes in the availability, cost or quality of reinsurance or retrocessional coverage, our inability to renew business previously underwritten or acquired, our inability to maintain our applicable financial strength ratings, our inability to effectively integrate acquired operations, uncertainties in our reserving process, changes to our tax status, changes in insurance regulations, reduced acceptance of our existing or new products and services, a loss of business from and credit risk related to our broker counterparties, assessments for high risk or otherwise uninsured individuals, possible terrorism or the outbreak of war, a loss of key personnel, political conditions, changes in insurance regulation, changes in accounting policies, our investment performance, the valuation of our invested assets, a breach of our investment guidelines, the unavailability of capital in the future, developments in the world’s financial and capital markets and our access to such markets, government intervention in the insurance and reinsurance industry, illiquidity in the credit markets, changes in general economic conditions and other factors described in our Annual Report on Form 10-K for the year ended December 31, 2013 and in our Quarterly Report on Form 10-Q for the quarter ended June 30, 2014.
Forward-looking statements speak only as of the date on which they are made, and we undertake no obligation publicly to update or revise any forward looking statement, whether as a result of new information, future developments or otherwise.

ENDURANCE SPECIALTY HOLDINGS LTD.

BASIS OF PRESENTATION
DEFINITIONS AND PRESENTATION

•
All financial information contained herein is unaudited, except the balance sheet and/or income statement data for the years ended December 31, 2013 and 2012 which was derived from the Company’s audited financial statements.

•	Unless otherwise noted, all data is in thousands, except for per share, percentage and ratio information.

•	As used in this financial supplement, “common shares” refers to our ordinary shares.

•
Endurance Specialty Holdings Ltd., along with others in the industry, uses underwriting ratios as measures of performance. The loss ratio is the ratio of claims and claims adjustment expense to earned premiums. The acquisition expense ratio is the ratio of underwriting expenses (commissions, taxes, licenses and fees, as well as other underwriting expenses) to earned premiums. The general and administrative expense ratio is the ratio of general and administrative expenses to earned premiums. The combined ratio is the sum of the loss ratio, the acquisition expense ratio and the general and administrative expense ratio. These ratios are relative measurements that describe for every $100 of net premiums earned, the cost of losses and expenses, respectively. The combined ratio presents the total cost per $100 of earned premium. A combined ratio below 100% demonstrates underwriting profit; a combined ratio above 100% demonstrates underwriting loss.

•	NM - Not meaningful.

i

ENDURANCE SPECIALTY HOLDINGS LTD.

CONSOLIDATED FINANCIAL HIGHLIGHTS

		QUARTER ENDED DECEMBER 31,		YEAR ENDED DECEMBER 31,		Previous Quarter Change	Previous Year to Date Change
		2014	2013	2014	2013
HIGHLIGHTS	Net income	$84,573	$67,181	$348,450	$311,915	25.9%	11.7%
	Net income available to common and participating common shareholders	76,387	58,995	315,700	279,165	29.5%	13.1%
	Net income allocated to common shareholders	74,175	57,367	306,582	272,721	29.3%	12.4%
	Operating income [a]	86,712	68,107	336,762	313,771	27.3%	7.3%
	Operating income available to common and participating common shareholders [a]	78,526	59,921	304,012	281,021	31.0%	8.2%
	Operating income allocated to common shareholders [a]	76,252	58,267	295,232	274,534	30.9%	7.5%
	Operating cash flow	214,089	174,498	266,261	157,924	22.7%	68.6%
	Net investment income	25,894	46,346	131,543	166,216	(44.1)%	(20.9)%
	Gross premiums written	421,026	370,809	2,894,076	2,665,244	13.5%	8.6%
	Net premiums written	233,968	280,064	1,934,206	2,048,933	(16.5)%	(5.6)%
	Net premiums earned	471,279	499,487	1,863,978	2,016,484	(5.6)%	(7.6)%
	Total assets	9,644,782	8,978,122	9,644,782	8,978,122	7.4%	7.4%
	Total shareholders’ equity	3,185,182	2,886,549	3,185,182	2,886,549	10.3%	10.3%
PER SHARE AND SHARES DATA	Basic earnings per common share
	Net income (as reported)	$1.71	$1.33	$7.07	$6.37	28.6%	11.0%
	Operating income (as reported) [a]	$1.75	$1.35	$6.80	$6.41	29.6%	6.1%
	Diluted earnings per common share
	Net income (as reported)	$1.70	$1.33	$7.06	$6.37	27.8%	10.8%
	Operating income (as reported) [a]	$1.75	$1.35	$6.80	$6.41	29.6%	6.1%

As Reported	Weighted average common shares outstanding	43,474	43,108	43,368	42,818	0.8%	1.3%
	Weighted average common shares outstanding & dilutive potential common shares [e]	43,557	43,120	43,415	42,818	1.0%	1.4%
	Common dividends paid per share	$0.34	$0.32	$1.36	$1.28	6.3%	6.3%
Book Value Per Common Share	Book value [b]	$63.38	$56.99	$63.38	$56.99	11.2%	11.2%
	Diluted book value (treasury stock method) [b]	$61.33	$55.18	$61.33	$55.18	11.1%	11.1%
FINANCIAL RATIOS	Return on average common equity (ROAE), net income [c]	2.8%	2.4%	12.1%	11.8%	0.4	0.3
	ROAE, operating income [a] [c]	2.9%	2.5%	11.7%	11.9%	0.4	(0.2)
	Return on beg. common equity (ROBE), net income [d]	2.8%	2.4%	12.9%	12.2%	0.4	0.7
	ROBE, operating income [a] [d]	2.9%	2.5%	12.4%	12.3%	0.4	0.1

	Annualized ROAE, net income [c]	11.2%	9.7%	12.1%	11.8%	1.5	0.3
	Annualized ROAE, operating income [a] [c]	11.5%	9.9%	11.7%	11.9%	1.6	(0.2)
	Annualized ROBE, net income [d]	11.4%	9.8%	12.9%	12.2%	1.6	0.7
	Annualized ROBE, operating income [a] [d]	11.7%	9.9%	12.4%	12.3%	1.8	0.1
	Annualized investment yield	1.6%	3.0%	2.0%	2.6%	(1.4)	(0.6)

GAAP	Loss ratio	51.7%	60.7%	52.1%	60.5%	(9.0)	(8.4)
	Acquisition expense ratio	16.0%	16.4%	17.1%	15.1%	(0.4)	2.0
	General and administrative expense ratio	15.5%	15.9%	16.8%	14.6%	(0.4)	2.2
	Combined ratio	83.2%	93.0%	86.0%	90.2%	(9.8)	(4.2)
[a] Operating income represents after-tax operational results excluding, as applicable, after-tax net realized capital gains or losses and after-tax net foreign exchange gains or losses. Please see page 31 for a reconciliation to net income.
[b] For detailed calculations, please refer to page 33.
[c] Average common equity is calculated as the arithmetic average of the beginning and ending common equity balances for the stated periods, which excludes the $430 million liquidation value of the preferred shares.
[d] Beginning common equity for the stated periods excludes the $430 million liquidation value of the preferred shares.
[e] Options that are anti-dilutive are not included in the calculation of diluted shares outstanding. Options are anti-dilutive for earnings per share in any period in which there is a net loss and the anti-dilution is reflected as additional treasury method repurchases.

ENDURANCE SPECIALTY HOLDINGS LTD.

CONSOLIDATED STATEMENTS OF INCOME (LOSS) - QUARTERLY

	QUARTERS ENDED
	DEC. 31, 2014	SEPT. 30, 2014	JUNE 30, 2014	MAR. 31, 2014	DEC. 31, 2013	DEC. 31, 2012
UNDERWRITING REVENUES
Gross premiums written	$421,026	$626,110	$689,425	$1,157,515	$370,809	$262,046
Premiums ceded	(187,058)	(236,004)	(177,998)	(358,810)	(90,745)	(74,100)
Net premiums written	$233,968	$390,106	$511,427	$798,705	$280,064	$187,946
Change in unearned premiums	237,311	124,789	(29,889)	(402,439)	219,423	343,107
Net premiums earned	$471,279	$514,895	$481,538	$396,266	$499,487	$531,053
Other underwriting (loss) income	(1,847)	2,123	(4,824)	(1,238)	(2,740)	(520)
Total underwriting revenues	$469,432	$517,018	$476,714	$395,028	$496,747	$530,533
UNDERWRITING EXPENSES
Net losses and loss expenses	$243,801	$290,269	$259,196	$176,896	$302,620	$504,808
Acquisition expenses	75,363	93,392	78,601	72,157	82,151	73,780
General and administrative expenses [c]	73,011	80,915	86,455	73,206	79,599	54,324
Total underwriting expenses	$392,175	$464,576	$424,252	$322,259	$464,370	$632,912
Underwriting income (loss)	$77,257	$52,442	$52,462	$72,769	$32,377	($102,379)
OTHER OPERATING REVENUE
Net investment income	$25,894	$25,357	$39,302	$40,990	$46,346	$38,603
Interest expense [c]	(9,058)	(13,127)	(9,732)	(9,051)	(9,050)	(9,042)
Amortization of intangibles	(1,621)	(1,623)	(1,623)	(1,617)	(1,634)	(2,359)
Total other operating revenue	$15,215	$10,607	$27,947	$30,322	$35,662	$27,202
INCOME (LOSS) BEFORE OTHER ITEMS	$92,472	$63,049	$80,409	$103,091	$68,039	($75,177)
OTHER
Net foreign exchange gains (losses)	$227	($783)	($319)	($2,964)	($5,718)	$1,212
Net realized and unrealized (losses) gains	(3,788)	9,788	3,411	4,872	5,197	41,881
Total other-than-temporary impairment losses	(214)	(102)	(198)	(111)	(41)	(90)
Portion of loss recognised in other comprehensive income (loss)	—	—	—	—	—	—
Net impairment losses recognised in earnings	(214)	(102)	(198)	(111)	(41)	(90)
Income tax (expense) benefit	(4,124)	4,282	(140)	(408)	(296)	(453)
NET INCOME (LOSS)	$84,573	$76,234	$83,163	$104,480	$67,181	($32,627)
Preferred dividends	(8,186)	(8,188)	(8,188)	(8,188)	(8,186)	(8,186)
NET INCOME (LOSS) AVAILABLE (ATTRIBUTABLE) TO COMMON AND PARTICIPATING COMMON SHAREHOLDERS [d]	$76,387	$68,046	$74,975	$96,292	$58,995	($40,813)

KEY RATIOS/PER SHARE DATA
Loss ratio	51.7%	56.4%	53.8%	44.6%	60.7%	95.1%
Acquisition expense ratio	16.0%	18.1%	16.3%	18.2%	16.4%	13.9%
General and administrative expense ratio	15.5%	15.7%	18.0%	18.5%	15.9%	10.2%
Combined ratio	83.2%	90.2%	88.1%	81.3%	93.0%	119.2%

Basic earnings (losses) per common share	$1.71	$1.52	$1.68	$2.16	$1.33	($0.96)
Diluted earnings (losses) per common share [b] [d]	$1.70	$1.52	$1.68	$2.16	$1.33	($0.96)

ROAE, net income (loss) [a]	2.8%	2.5%	2.9%	3.8%	2.4%	(1.8)%
[a] Average common equity is calculated as the arithmetic average of the beginning and ending common equity balances for the stated periods, which excludes the liquidation value of the preferred shares of $430 million.
[b] Warrants and options that are anti-dilutive are not included in the calculation of diluted shares outstanding. Warrants and options are anti-dilutive for earnings per share in any period in which there is a net loss and the anti-dilution is reflected as additional treasury method repurchases.
[c] The quarter ended December 31, 2014 includes $0.2 million of general and administrative expenses incurred in relation to the Company’s proposed acquisition of Aspen Insurance Holdings Limited (“Aspen”).
[d] For the quarter ended December 31, 2014, adding back the $0.2 million of expenses incurred related to the Company’s proposed acquisition of Aspen, net income (loss) available (attributable) to common and participating common shareholders would increase to $76.6 million or $1.71 diluted earnings per common share. See reconciliation on page 32.

ENDURANCE SPECIALTY HOLDINGS LTD.

CONSOLIDATED STATEMENTS OF INCOME

	YEARS ENDED
	DEC. 31, 2014	DEC. 31, 2013	DEC. 31, 2012
UNDERWRITING REVENUES
Gross premiums written	$2,894,076	$2,665,244	$2,549,026
Premiums ceded	(959,870)	(616,311)	(519,531)
Net premiums written	$1,934,206	$2,048,933	$2,029,495
Change in unearned premiums	(70,228)	(32,449)	(15,595)
Net premiums earned	$1,863,978	$2,016,484	$2,013,900
Other underwriting loss	(5,786)	(2,046)	(2,183)
Total underwriting revenues	$1,858,192	$2,014,438	$2,011,717
UNDERWRITING EXPENSES
Net losses and loss expenses	$970,162	$1,219,684	$1,520,995
Acquisition expenses	319,513	304,430	303,179
General and administrative expenses [c]	313,587	294,906	235,689
Total underwriting expenses	$1,603,262	$1,819,020	$2,059,863
Underwriting income (loss)	$254,930	$195,418	($48,146)
OTHER OPERATING REVENUE
Net investment income	$131,543	$166,216	$173,326
Interest expense [c]	(40,968)	(36,188)	(36,174)
Amortization of intangibles	(6,484)	(7,012)	(10,347)
Total other operating revenue	$84,091	$123,016	$126,805
INCOME BEFORE OTHER ITEMS	$339,021	$318,434	$78,659
OTHER
Net foreign exchange (losses) gains	($3,839)	($14,214)	$15,911
Net realized and unrealized gains	14,283	15,164	72,139
Total other-than-temporary impairment losses	(625)	(1,616)	(364)
Portion of loss recognized in other comprehensive income (loss)	—	—	(483)
Net impairment losses recognized in earnings	(625)	(1,616)	(847)
Income tax expense	(390)	(5,853)	(3,346)
NET INCOME	$348,450	$311,915	$162,516
Preferred dividends	(32,750)	(32,750)	(32,750)
NET INCOME AVAILABLE TO COMMON AND PARTICIPATING COMMON SHAREHOLDERS [d]	$315,700	$279,165	$129,766

KEY RATIOS/PER SHARE DATA
Loss ratio	52.1%	60.5%	75.5%
Acquisition expense ratio	17.1%	15.1%	15.1%
General and administrative expense ratio	16.8%	14.6%	11.7%
Combined ratio	86.0%	90.2%	102.3%

Basic earnings per common share	$7.07	$6.37	$3.00
Diluted earnings per common share [b] [d]	$7.06	$6.37	$3.00

ROAE, net income [a]	12.1%	11.8%	5.8%
[a] Average common equity is calculated as the arithmetic average of the beginning and ending common equity balances for the stated periods, which excludes the liquidation value of the preferred shares of $430 million.
[b] Warrants and options that are anti-dilutive are not included in the calculation of diluted shares outstanding. Warrants and options are anti-dilutive for earnings per share in any period in which there is a net loss and the anti-dilution is reflected as additional treasury method repurchases.
[c] The year ended December 31, 2014, includes $15.5 million and $4.8 million of general and administrative expenses and interest expense, respectively, incurred in relation to the Company’s proposed acquisition of Aspen.
[d] For the year ended December 31, 2014, adding back the $20.3 million of expenses incurred related to the Company’s proposed acquisition of Aspen, net income available to common and participating common shareholders would increase to $336.0 million or $7.51 diluted earnings per common share. See reconciliation of page 32.

ENDURANCE SPECIALTY HOLDINGS LTD.

CONSOLIDATED BALANCE SHEETS

	DEC. 31, 2014	SEPT. 30, 2014	JUNE 30, 2014	MAR. 31, 2014	DEC. 31, 2013
ASSETS
Cash and cash equivalents	$745,472	$805,716	$801,028	$916,665	$845,851
Fixed maturity investments available for sale, at fair value	5,092,581	4,871,420	4,993,099	4,794,445	4,823,964
Short term investments available for sale, at fair value	9,014	11,844	24,564	46,167	35,028
Equity securities available for sale, at fair value	331,368	267,728	287,642	271,530	252,466
Other investments	541,454	658,678	648,642	621,914	617,478
Premiums receivable, net	883,450	1,452,228	1,380,858	1,265,371	669,198
Insurance and reinsurance balances receivable	122,214	123,432	134,750	136,733	127,722
Deferred acquisition costs	207,368	246,437	257,262	231,167	186,027
Prepaid reinsurance premiums	354,940	414,013	424,133	443,498	187,209
Reinsurance recoverable on unpaid losses	670,795	566,329	606,140	534,335	593,755
Reinsurance recoverable on paid losses	218,291	165,592	145,694	59,784	164,220
Accrued investment income	27,183	23,652	26,385	23,161	24,104
Goodwill and intangible assets	153,405	160,560	162,178	163,761	165,378
Deferred tax assets	48,995	53,403	45,782	48,496	51,703
Receivable on pending investment sales	38,877	84,699	67,578	83,445	54,910
Other assets	199,375	240,087	172,912	154,310	179,109
TOTAL ASSETS	$9,644,782	$10,145,818	$10,178,647	$9,794,782	$8,978,122

LIABILITIES
Reserve for losses and loss expenses	$3,846,859	$3,897,483	$3,963,393	$3,847,774	$4,002,259
Reserve for unearned premiums	1,254,519	1,552,168	1,689,819	1,678,233	1,018,851
Deposit liabilities	15,136	17,521	21,987	18,684	19,458
Reinsurance balances payable	375,711	482,093	378,295	307,569	181,061
Debt	527,715	527,732	527,714	527,539	527,478
Payable on pending investment purchases	151,682	238,038	272,696	239,313	129,047
Other liabilities	287,978	310,329	209,068	174,561	213,419
TOTAL LIABILITIES	$6,459,600	$7,025,364	$7,062,972	$6,793,673	$6,091,573

SHAREHOLDERS’ EQUITY
Preferred shares
Series A, non-cumulative	$8,000	$8,000	$8,000	$8,000	$8,000
Series B, non-cumulative	9,200	9,200	9,200	9,200	9,200
Common shares	44,765	44,751	44,706	44,601	44,369
Additional paid-in capital	598,226	590,330	583,691	575,684	569,116
Accumulated other comprehensive income	76,706	81,299	136,038	89,359	62,731
Retained earnings	2,448,285	2,386,874	2,334,040	2,274,265	2,193,133
TOTAL SHAREHOLDERS’ EQUITY	$3,185,182	$3,120,454	$3,115,675	$3,001,109	$2,886,549
TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$9,644,782	$10,145,818	$10,178,647	$9,794,782	$8,978,122

Book value per common share	$63.38	$61.90	$61.80	$59.42	$56.99
Diluted book value per common share (treasury stock method)	$61.33	$59.98	$60.00	$57.53	$55.18

RATIOS
Debt-to-capital	14.2%	14.5%	14.5%	15.0%	15.5%

ENDURANCE SPECIALTY HOLDINGS LTD.

Probable Maximum Loss by Zone and Peril
(in millions of dollars)
Largest 1 in 100 year PML as of January 1, 2015 is equal to 10.3% of Shareholders’ Equity as of December 31, 2014.

		Estimated Occurrence Net Loss as of January 1, 2015					Jan. 1, 2014	Jan. 1, 2013
Zone	Peril	10 Year Return Period	25 Year Return Period	50 Year Return Period	100 Year Return Period	250 Year Return Period	100 Year Return Period	100 Year Return Period

United States	Hurricane	$111	$188	$249	$306	$402	$293	$429
Europe	Windstorm	86	137	217	328	448	317	346
California	Earthquake	37	137	192	238	318	238	395
Japan	Windstorm	28	84	119	131	148	144	201
Northwest U.S.	Earthquake	—	5	34	106	176	95	154
Japan	Earthquake	16	79	128	153	169	109	111
United States	Tornado/Hail	30	44	57	69	90	88	86
Australia	Earthquake	1	10	40	98	169	86	88
New Zealand	Earthquake	1	6	15	34	77	24	24
Australia	Windstorm	6	20	44	75	103	52	53
New Madrid	Earthquake	—	—	—	7	69	9	10
The net loss estimates by zone above represent estimated losses related to our property, catastrophe and other specialty lines of business, based upon our catastrophe models and assumptions regarding the location, size, magnitude, and frequency of the catastrophe events utilized to determine the above estimates. The net loss estimates are presented on an occurrence basis, before income tax and net of reinsurance recoveries and reinstatement premiums, if applicable. Return period refers to the frequency with which the related size of a catastrophic event is expected to occur.
Actual realized catastrophic losses could differ materially from our net loss estimates and our net loss estimates should not be considered as representative of the actual losses that we may incur in connection with any particular catastrophic event. The net loss estimates above rely significantly on computer models created to simulate the effect of catastrophes on insured properties based upon data emanating from past catastrophic events. Since comprehensive data collection regarding insured losses from catastrophe events is a relatively recent development in the insurance industry, the data upon which catastrophe models is based is limited, which has the potential to introduce inaccuracies into estimates of losses from catastrophic events, in particular those that occur infrequently. In addition, catastrophe models are significantly influenced by management’s assumptions regarding event characteristics, construction of insured property and the cost and duration of rebuilding after the catastrophe. Lastly, changes in Endurance’s underwriting portfolio risk control mechanisms and other factors, either before or after the date of the above net loss estimates, may also cause actual results to vary considerably from the net loss estimates above. For a listing of risks related to Endurance and its future performance, please see “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2013.

ENDURANCE SPECIALTY HOLDINGS LTD.

SEGMENT DISTRIBUTION
FOR THE YEAR ENDED DECEMBER 31, 2014
Net Premiums Written = $1,934.2 million

Source of Business

Other
Specialty [a]
38%
Property
30%
Casualty
32%

Business Segments

Insurance
45%
Reinsurance
55%

Broker Distribution - Insurance

Other
32%
Marsh
10%
Aon
5%
Independent
Agents
53%

Broker Distribution - Reinsurance

Willis
21%
Other
24%
Aon Benfield
23%
Marsh
32%

[a] Other specialty includes the agriculture line in the Insurance segment and the specialty line in the Reinsurance segment.

ENDURANCE SPECIALTY HOLDINGS LTD.

CONSOLIDATED SEGMENT DATA

	FOR THE QUARTERS ENDED
	DEC. 31, 2014			DEC. 31, 2013
	Insurance	Reinsurance	Totals	Insurance	Reinsurance	Totals
UNDERWRITING REVENUES
Gross premiums written	$321,983	$99,043	$421,026	$200,726	$170,083	$370,809
Net premiums written	$140,702	$93,266	$233,968	$111,976	$168,088	$280,064
Net premiums earned	$217,745	$253,534	$471,279	$235,967	$263,520	$499,487
Other underwriting loss	—	(1,847)	(1,847)	—	(2,740)	(2,740)
Total underwriting revenues	$217,745	$251,687	$469,432	$235,967	$260,780	$496,747

UNDERWRITING EXPENSES
Net losses and loss expenses	$159,784	$84,017	$243,801	$230,708	$71,912	$302,620
Acquisition expenses	17,809	57,554	75,363	16,754	65,397	82,151
General and administrative expenses	40,645	32,366	73,011	42,804	36,795	79,599
Total expenses	$218,238	$173,937	$392,175	$290,266	$174,104	$464,370

UNDERWRITING (LOSS) INCOME	($493)	$77,750	$77,257	($54,299)	$86,676	$32,377

GAAP RATIOS
Loss ratio	73.3%	33.1%	51.7%	97.8%	27.3%	60.7%
Acquisition expense ratio	8.2%	22.7%	16.0%	7.1%	24.8%	16.4%
General and administrative expense ratio	18.7%	12.8%	15.5%	18.1%	14.0%	15.9%
Combined ratio AS REPORTED	100.2%	68.6%	83.2%	123.0%	66.1%	93.0%

Effect of favorable prior accident year reserve development	12.2%	16.7%	14.6%	2.0%	21.3%	12.2%

Combined ratio net of prior accident year reserve development	112.4%	85.3%	97.8%	125.0%	87.4%	105.2%

ENDURANCE SPECIALTY HOLDINGS LTD.

INSURANCE SEGMENT DATA

	FOR THE QUARTERS ENDED
	DEC. 31, 2014	SEPT. 30, 2014	JUNE 30, 2014	MAR. 31, 2014	DEC. 31, 2013	DEC. 31, 2012
UNDERWRITING REVENUES
Gross premiums written	$321,983	$420,343	$321,526	$652,276	$200,726	$177,116
Net premiums written	$140,702	$197,639	$179,038	$343,027	$111,976	$106,652
Net premiums earned	$217,745	$253,583	$218,563	$144,021	$235,967	$244,101
Total underwriting revenues	$217,745	$253,583	$218,563	$144,021	$235,967	$244,101

UNDERWRITING EXPENSES
Net losses and loss expenses	$159,784	$196,677	$149,567	$88,533	$230,708	$244,985
Acquisition expenses	17,809	20,170	15,128	12,261	16,754	17,332
General and administrative expenses	40,645	44,957	47,237	41,736	42,804	28,445
Total expenses	$218,238	$261,804	$211,932	$142,530	$290,266	$290,762

UNDERWRITING (LOSS) INCOME	($493)	($8,221)	$6,631	$1,491	($54,299)	($46,661)

GAAP RATIOS
Loss ratio	73.3%	77.5%	68.5%	61.5%	97.8%	100.3%
Acquisition expense ratio	8.2%	8.0%	6.9%	8.5%	7.1%	7.1%
General and administrative expense ratio	18.7%	17.7%	21.6%	29.0%	18.1%	11.7%
Combined ratio AS REPORTED	100.2%	103.2%	97.0%	99.0%	123.0%	119.1%

Effect of favorable prior accident year reserve development	12.2%	8.0%	10.1%	8.1%	2.0%	3.0%

Combined ratio net of prior accident year reserve development	112.4%	111.2%	107.1%	107.1%	125.0%	122.1%

ENDURANCE SPECIALTY HOLDINGS LTD.

REINSURANCE SEGMENT DATA

	FOR THE QUARTERS ENDED
	DEC. 31, 2014	SEPT. 30, 2014	JUNE 30, 2014	MAR. 31, 2014	DEC. 31, 2013	DEC. 31, 2012
UNDERWRITING REVENUES
Gross premiums written	$99,043	$205,767	$367,899	$505,239	$170,083	$84,930
Net premiums written	$93,266	$192,467	$332,389	$455,678	$168,088	$81,294
Net premiums earned	$253,534	$261,312	$262,975	$252,245	$263,520	$286,952
Other underwriting (loss) income	(1,847)	2,123	(4,824)	(1,238)	(2,740)	(520)
Total underwriting revenues	$251,687	$263,435	$258,151	$251,007	$260,780	$286,432

UNDERWRITING EXPENSES
Net losses and loss expenses	$84,017	$93,592	$109,629	$88,363	$71,912	$259,823
Acquisition expenses	57,554	73,222	63,473	59,896	65,397	56,448
General and administrative expenses	32,366	35,958	39,218	31,470	36,795	25,879
Total expenses	$173,937	$202,772	$212,320	$179,729	$174,104	$342,150

UNDERWRITING INCOME (LOSS)	$77,750	$60,663	$45,831	$71,278	$86,676	($55,718)

GAAP RATIOS
Loss ratio	33.1%	35.8%	41.7%	35.0%	27.3%	90.5%
Acquisition expense ratio	22.7%	28.0%	24.1%	23.7%	24.8%	19.7%
General and administrative expense ratio	12.8%	13.8%	14.9%	12.6%	14.0%	9.0%
Combined ratio AS REPORTED	68.6%	77.6%	80.7%	71.3%	66.1%	119.2%

Effect of favorable prior accident year reserve development	16.7%	15.4%	12.2%	15.3%	21.3%	7.2%

Combined ratio net of prior accident year reserve development	85.3%	93.0%	92.9%	86.6%	87.4%	126.4%

ENDURANCE SPECIALTY HOLDINGS LTD.

SEGMENT GROSS PREMIUMS WRITTEN BY LINE OF BUSINESS

	FOR THE QUARTERS ENDED
	DEC. 31, 2014	SEPT. 30, 2014	JUNE 30, 2014	MAR. 31, 2014	DEC. 31, 2013	DEC. 31, 2012
INSURANCE SEGMENT
Agriculture	$69,580	$188,011	$80,540	$527,894	$58,220	$64,798
Casualty and other specialty	104,535	115,895	108,030	67,653	69,590	59,942
Professional lines	87,477	62,631	74,650	38,780	55,056	39,242
Property, marine and energy	60,391	53,806	58,306	17,949	17,860	13,134
TOTAL INSURANCE	$321,983	$420,343	$321,526	$652,276	$200,726	$177,116

REINSURANCE SEGMENT
Catastrophe	$11,020	$47,173	$158,372	$126,648	$13,778	$24,112
Property	4,219	73,807	42,887	166,413	9,358	31,065
Casualty	20,267	23,409	30,875	84,982	29,900	15,909
Professional lines	43,400	21,520	84,117	25,619	113,089	8,849
Specialty	20,137	39,858	51,648	101,577	3,958	4,995
TOTAL REINSURANCE	$99,043	$205,767	$367,899	$505,239	$170,083	$84,930

REPORTED TOTALS	$421,026	$626,110	$689,425	$1,157,515	$370,809	$262,046

ENDURANCE SPECIALTY HOLDINGS LTD.

SEGMENT NET PREMIUMS WRITTEN BY LINE OF BUSINESS

	FOR THE QUARTERS ENDED
	DEC. 31, 2014	SEPT. 30, 2014	JUNE 30, 2014	MAR. 31, 2014	DEC. 31, 2013	DEC. 31, 2012
INSURANCE SEGMENT
Agriculture	$28,142	$103,536	$45,826	$281,645	$24,454	$25,413
Casualty and other specialty	51,889	50,750	56,475	36,813	44,307	43,683
Professional lines	29,008	20,216	29,846	14,570	32,138	30,044
Property, marine and energy	31,663	23,137	46,891	9,999	11,077	7,512
TOTAL INSURANCE	$140,702	$197,639	$179,038	$343,027	$111,976	$106,652

REINSURANCE SEGMENT
Catastrophe	$9,442	$41,157	$123,411	$78,963	$12,270	$22,073
Property	4,220	73,807	42,886	166,322	9,417	31,065
Casualty	20,278	23,409	30,868	83,392	29,495	15,907
Professional lines	43,400	21,520	84,117	25,619	113,089	8,849
Specialty	15,926	32,574	51,107	101,382	3,817	3,400
TOTAL REINSURANCE	$93,266	$192,467	$332,389	$455,678	$168,088	$81,294

REPORTED TOTALS	$233,968	$390,106	$511,427	$798,705	$280,064	$187,946

ENDURANCE SPECIALTY HOLDINGS LTD.

SEGMENT NET PREMIUMS EARNED BY LINE OF BUSINESS

	FOR THE QUARTERS ENDED
	DEC. 31, 2014	SEPT. 30, 2014	JUNE 30, 2014	MAR. 31, 2014	DEC. 31, 2013	DEC. 31, 2012
INSURANCE SEGMENT
Agriculture	$124,959	$162,710	$127,421	$56,313	$143,876	$142,851
Casualty and other specialty	45,043	45,134	50,012	51,763	55,657	55,425
Professional lines	24,460	24,795	24,219	24,341	25,816	35,530
Property, marine and energy	23,283	20,944	16,911	11,604	10,618	10,295
TOTAL INSURANCE	$217,745	$253,583	$218,563	$144,021	$235,967	$244,101

REINSURANCE SEGMENT
Catastrophe	$58,869	$61,613	$65,705	$62,926	$66,026	$95,050
Property	75,227	68,481	76,705	76,918	87,032	92,757
Casualty	41,146	44,668	50,102	48,254	61,218	56,931
Professional lines	45,288	39,534	36,325	33,194	24,793	13,894
Specialty	33,004	47,016	34,138	30,953	24,451	28,320
TOTAL REINSURANCE	$253,534	$261,312	$262,975	$252,245	$263,520	$286,952

REPORTED TOTALS	$471,279	$514,895	$481,538	$396,266	$499,487	$531,053

ENDURANCE SPECIALTY HOLDINGS LTD.

CONSOLIDATED SEGMENT DATA

	FOR THE YEARS ENDED
	DEC. 31, 2014			DEC. 31, 2013
	Insurance	Reinsurance	Totals	Insurance	Reinsurance	Totals
UNDERWRITING REVENUES
Gross premiums written	$1,716,128	$1,177,948	$2,894,076	$1,475,429	$1,189,815	$2,665,244
Net premiums written	$860,406	$1,073,800	$1,934,206	$932,510	$1,116,423	$2,048,933
Net premiums earned	$833,912	$1,030,066	$1,863,978	$946,474	$1,070,010	$2,016,484
Other underwriting loss	—	(5,786)	(5,786)	—	(2,046)	(2,046)
Total underwriting revenues	$833,912	$1,024,280	$1,858,192	$946,474	$1,067,964	$2,014,438

UNDERWRITING EXPENSES
Losses and loss expenses	$594,561	$375,601	$970,162	$774,425	$445,259	$1,219,684
Acquisition expenses	65,368	254,145	319,513	64,778	239,652	304,430
General and administrative expenses	174,575	139,012	313,587	157,596	137,310	294,906
Total expenses	$834,504	$768,758	$1,603,262	$996,799	$822,221	$1,819,020

UNDERWRITING (LOSS) INCOME	($592)	$255,522	$254,930	($50,325)	$245,743	$195,418

GAAP RATIOS
Loss ratio	71.4%	36.4%	52.1%	81.8%	41.6%	60.5%
Acquisition expense ratio	7.8%	24.7%	17.1%	6.8%	22.4%	15.1%
General and administrative expense ratio	20.9%	13.5%	16.8%	16.7%	12.8%	14.6%
Combined ratio AS REPORTED	100.1%	74.6%	86.0%	105.3%	76.8%	90.2%

Effect of favorable prior accident year reserve development	9.7%	14.9%	12.5%	3.6%	17.6%	11.0%

Combined ratio net of prior accident year reserve development	109.8%	89.5%	98.5%	108.9%	94.4%	101.2%

ENDURANCE SPECIALTY HOLDINGS LTD.

INSURANCE SEGMENT DATA

	FOR THE YEARS ENDED
	DEC. 31, 2014	DEC. 31, 2013	DEC. 31, 2012
UNDERWRITING REVENUES
Gross premiums written	$1,716,128	$1,475,429	$1,429,930
Net premiums written	$860,406	$932,510	$942,357
Net premiums earned	$833,912	$946,474	$955,089
Other underwriting loss	—	—	(2,684)
Total underwriting revenues	$833,912	$946,474	$952,405

UNDERWRITING EXPENSES
Losses and loss expenses	$594,561	$774,425	$855,941
Acquisition expenses	65,368	64,778	75,597
General and administrative expenses	174,575	157,596	125,108
Total expenses	$834,504	$996,799	$1,056,646

UNDERWRITING LOSS	($592)	($50,325)	($104,241)

GAAP RATIOS
Loss ratio	71.4%	81.8%	89.6%
Acquisition expense ratio	7.8%	6.8%	7.9%
General and administrative expense ratio	20.9%	16.7%	13.1%
Combined ratio AS REPORTED	100.1%	105.3%	110.6%

Effect of favorable prior accident year reserve development	9.7%	3.6%	4.8%

Combined ratio net of prior accident year reserve development	109.8%	108.9%	115.4%

ENDURANCE SPECIALTY HOLDINGS LTD.

REINSURANCE SEGMENT DATA

	FOR THE YEARS ENDED
	DEC. 31, 2014	DEC. 31, 2013	DEC. 31, 2012
UNDERWRITING REVENUES
Gross premiums written	$1,177,948	$1,189,815	$1,119,096
Net premiums written	$1,073,800	$1,116,423	$1,087,138
Net premiums earned	$1,030,066	$1,070,010	$1,058,811
Other underwriting (loss) income	(5,786)	(2,046)	501
Total underwriting revenues	$1,024,280	$1,067,964	$1,059,312

UNDERWRITING EXPENSES
Losses and loss expenses	$375,601	$445,259	$665,054
Acquisition expenses	254,145	239,652	227,582
General and administrative expenses	139,012	137,310	110,581
Total expenses	$768,758	$822,221	$1,003,217

UNDERWRITING INCOME	$255,522	$245,743	$56,095

GAAP RATIOS
Loss ratio	36.4%	41.6%	62.8%
Acquisition expense ratio	24.7%	22.4%	21.5%
General and administrative expense ratio	13.5%	12.8%	10.4%
Combined ratio AS REPORTED	74.6%	76.8%	94.7%

Effect of favorable prior accident year reserve development	14.9%	17.6%	7.0%

Combined ratio net of prior accident year reserve development	89.5%	94.4%	101.7%

ENDURANCE SPECIALTY HOLDINGS LTD.

SEGMENT GROSS PREMIUMS WRITTEN BY LINE OF BUSINESS

	FOR THE YEARS ENDED
	DEC. 31, 2014	DEC. 31, 2013	DEC. 31, 2012
INSURANCE SEGMENT
Agriculture	$866,025	$954,389	$903,730
Casualty and other specialty	396,113	303,803	296,325
Professional lines	263,538	148,537	169,815
Property, marine and energy	190,452	68,700	60,060
TOTAL INSURANCE	$1,716,128	$1,475,429	$1,429,930

REINSURANCE SEGMENT
Catastrophe	$343,213	$355,751	$378,387
Property	287,326	297,806	349,579
Casualty	159,533	241,358	208,353
Professional lines	174,656	163,594	59,076
Specialty	213,220	131,306	123,701
TOTAL REINSURANCE	$1,177,948	$1,189,815	$1,119,096

REPORTED TOTALS	$2,894,076	$2,665,244	$2,549,026

ENDURANCE SPECIALTY HOLDINGS LTD.

SEGMENT NET PREMIUMS WRITTEN BY LINE OF BUSINESS

	FOR THE YEARS ENDED
	DEC. 31, 2014	DEC. 31, 2013	DEC. 31, 2012
INSURANCE SEGMENT
Agriculture	$459,149	$570,738	$553,762
Casualty and other specialty	195,927	218,298	216,780
Professional lines	93,640	95,101	137,885
Property, marine and energy	111,690	48,373	33,930
TOTAL INSURANCE	$860,406	$932,510	$942,357

REINSURANCE SEGMENT
Catastrophe	$252,973	$294,260	$351,140
Property	287,235	292,872	349,586
Casualty	157,947	239,525	207,113
Professional lines	174,656	163,594	59,076
Specialty	200,989	126,172	120,223
TOTAL REINSURANCE	$1,073,800	$1,116,423	$1,087,138

REPORTED TOTALS	$1,934,206	$2,048,933	$2,029,495

ENDURANCE SPECIALTY HOLDINGS LTD.

SEGMENT NET PREMIUMS EARNED BY LINE OF BUSINESS

	FOR THE YEARS ENDED
	DEC. 31, 2014	DEC. 31, 2013	DEC. 31, 2012
INSURANCE SEGMENT
Agriculture	$471,403	$573,538	$548,800
Casualty and other specialty	191,952	220,181	215,476
Professional lines	97,815	108,717	141,710
Property, marine and energy	72,742	44,038	49,103
TOTAL INSURANCE	$833,912	$946,474	$955,089

REINSURANCE SEGMENT
Catastrophe	$249,113	$305,159	$344,704
Property	297,331	352,716	306,499
Casualty	184,170	229,324	224,813
Professional lines	154,341	67,969	62,622
Specialty	145,111	114,842	120,173
TOTAL REINSURANCE	$1,030,066	$1,070,010	$1,058,811

REPORTED TOTALS	$1,863,978	$2,016,484	$2,013,900

ENDURANCE SPECIALTY HOLDINGS LTD.

RETURN ON EQUITY ANALYSIS

FOR THE YEAR ENDED
DECEMBER 31, 2014

Average common equity [a]	$2,605,866

Net premiums earned	$1,863,978
Combined ratio	86.0%
Operating margin	14.0%
Premium leverage	0.72x

Implied ROAE from underwriting activity	10.0%

Average cash and invested assets at amortized cost	$6,487,847
Investment leverage	2.48x
Year to date investment income yield, pretax	2.0%

Implied ROAE from investment activity	5.0%

Financing Costs [b]	(2.8)%

Implied Pre-tax Operating ROAE, for period [c]	12.2%
[a] Average common equity is calculated as the arithmetic average of the beginning and ending common equity balances for the stated periods, which excludes the liquidation value of the preferred shares (liquidation value of $430 million).
[b] Financing costs include interest expense and preferred dividends.
[c] Implied pre-tax Operating ROAE considers only the main components of the Company’s return on equity - underwriting and investment returns. As such, it differs from operating ROE primarily due to the exclusion of tax on underwriting, financing and investment activities and the tax-effected impact of amortization expense.

ENDURANCE SPECIALTY HOLDINGS LTD.

ANNUALIZED PREMIUM & INVESTMENT LEVERAGE

	FOR THE QUARTERS ENDED				YEARS ENDED DECEMBER 31,
	DEC. 31, 2014	SEPT. 30, 2014	JUNE 30, 2014	MAR. 31, 2014	2014	2013

Average common equity [a]	$2,722,818	$2,688,065	$2,628,392	$2,513,829	$2,605,866	$2,368,573

Net premiums earned	$471,279	$514,895	$481,538	$396,266	$1,863,978	$2,016,484

Premium leverage	0.17x	0.19x	0.18x	0.16x	0.72x	0.85x

Annualized premium leverage	0.69x	0.77x	0.72x	0.64x	0.72x	0.85x

Average cash and invested assets at amortized cost	$6,455,205	$6,416,146	$6,434,200	$6,448,260	$6,487,847	$6,439,797

Investment leverage	2.37x	2.39x	2.45x	2.57x	2.48x	2.72x

[a] Average common equity is calculated as the arithmetic average of the beginning and ending common equity balances for the stated periods, which excludes the liquidation value of the preferred shares outstanding at the beginning and end of each period.

ENDURANCE SPECIALTY HOLDINGS LTD.

INVESTMENT PORTFOLIO
AS OF DECEMBER 31, 2014 AND 2013

	December 31, 2014		December 31, 2013
Type of Investment	Fair Value	Percentage	Fair Value	Percentage
Cash and equivalents [a]	$632,667	9.6%	$771,714	11.9%
Short-term investments	9,014	0.1%	35,028	0.5%
Fixed maturity investments
U.S. government and government agencies notes	587,411	8.9%	769,343	11.8%
Government and agency guaranteed corporates	48,102	0.7%	35,145	0.5%
U.S. government agency residential mortgage-backed securities	1,082,142	16.4%	1,106,403	17.1%
U.S. government agency commercial mortgage-backed securities	50,981	0.8%	49,431	0.8%
Municipals	39,413	0.6%	26,854	0.4%
Foreign government	240,536	3.6%	182,647	2.8%
Corporate securities	1,361,462	20.5%	1,227,299	18.9%
Non-agency residential mortgage-backed securities	92,864	1.4%	80,788	1.2%
Non-agency commercial mortgage-backed securities	928,438	14.1%	898,246	13.9%
Asset-backed securities	413,221	6.3%	353,256	5.4%
Collateralized loan and debt obligations	248,011	3.8%	94,552	1.5%
Equity securities
Equity investments	202,535	3.1%	174,669	2.7%
Emerging market debt fund	60,150	0.9%	60,844	0.9%
Convertible funds	46,111	0.7%	—	—%
Preferred equity investments	15,836	0.2%	8,223	0.1%
Short-term fixed income fund	6,736	0.1%	8,730	0.1%
Other investments [b]	541,454	8.2%	617,478	9.5%
Total	$6,607,084	100.0%	$6,500,650	100.0%

Ratings [c]	Fair Value	Percentage	Fair Value	Percentage
U.S. government and government agencies notes	$587,411	11.5%	$769,343	15.8%
AAA/Aaa	1,206,252	23.6%	972,820	20.0%
AA/Aa	1,717,343	33.7%	1,771,156	36.5%
A/A	1,045,301	20.5%	895,549	18.4%
BBB	427,018	8.4%	363,722	7.5%
Below BBB	96,244	1.9%	66,791	1.4%
Not Rated	22,026	0.4%	19,611	0.4%
Total	$5,101,595	100.0%	$4,858,992	100.0%

Performance			December 31, 2014	December 31, 2013
Yield [d]			2.0%	2.6%
Duration in years [e]			2.91	3.11

	Year Ended	Quarter Ended	Quarter Ended	Quarter Ended	Quarter Ended	Year Ended
Investment Income	Dec. 31, 2014	Dec. 31, 2014	Sept. 30, 2014	June 30, 2014	Mar. 31, 2014	Dec. 31, 2013
Cash and available for sale securities	$111,934	$28,827	$27,142	$28,517	$27,448	$101,895
Other investments	19,609	(2,933)	(1,785)	10,785	13,542	64,321
Total net investment income	$131,543	$25,894	$25,357	$39,302	$40,990	$166,216
[a] Cash and equivalents, including operating cash, are shown net of investments pending settlement.
[b] Other investments includes investments in alternative and specialty funds.
[c] Excludes cash and equivalents, equity securities and other investments.
[d] Earned yield for the years ending December 31, 2014 and 2013 excludes realized and unrealized gains and losses on fixed maturity investments.
[e] Duration excludes equity securities, other investments and operating cash.

ENDURANCE SPECIALTY HOLDINGS LTD.

LARGEST TWENTY-FIVE CORPORATE HOLDINGS
AS OF DECEMBER 31, 2014

	December 31, 2014
ISSUER (1) (2) (3)	Amortized Cost	Fair Value	Unrealized Gain (Loss)	Credit Quality (4)
MORGAN STANLEY	$61,902	$62,428	$526	A-
BANK OF AMERICA CORP	48,025	48,321	296	A-
GOLDMAN SACHS GROUP INC/THE	44,539	44,900	361	A-
JPMORGAN CHASE & CO	41,859	42,070	211	A
CITIGROUP INC	32,506	32,881	375	A-
COMCAST CORPORATION	31,090	31,527	437	A-
GENERAL ELECTRIC CO	28,599	28,811	212	AA+
HSBC HOLDINGS PLC	22,855	23,038	183	A+
MITSUBISHI UFJ FINANCIAL GROUP INC	21,697	21,789	92	A+
FORD MOTOR COMPANY	21,283	21,327	44	BBB-
AMERICAN EXPRESS COMPANY	21,089	21,083	(6)	A-
BB&T CORP	19,192	19,251	59	A-
AT&T INC	18,728	18,679	(49)	A-
VERIZON COMMUNICATIONS INC	18,729	18,566	(163)	BBB+
BP PLC	18,111	17,890	(221)	A
NATIONAL GRID PLC	15,864	17,393	1,529	A-
WELLS FARGO & COMPANY	17,144	17,149	5	A+
HONDA MOTOR CO LTD	14,553	14,561	8	A+
UBS AG	14,291	14,316	25	A
US BANCORP	12,469	12,435	(34)	AA-
CREDIT SUISSE GROUP AG	11,771	12,050	279	BBB+
PHILIP MORRIS INTERNATIONAL INC	11,823	11,831	8	A
PNC FINANCIAL SERVICES GROUP INC (THE)	11,705	11,709	4	A
NEW YORK LIFE INSURANCE COMPANY	10,942	11,007	65	AA+
BARCLAYS PLC	10,664	10,691	27	A-

(1)	Corporate issuers exclude government-backed, government-sponsored enterprises, covered bonds and cash and cash equivalents.

(2)	Credit exposures represent only direct exposure to fixed maturities and short term investments of the parent issuer and its major subsidiaries.

(3)	Includes preferred equity securities.

(4)	Represents weighted average credit quality of underlying issues.

ENDURANCE SPECIALTY HOLDINGS LTD.

ACTIVITY IN RESERVE FOR LOSSES AND LOSS EXPENSES

	THREE MONTHS ENDED DEC. 31, 2014			YEAR ENDED DEC. 31, 2014
	GROSS	RECOVERIES	NET	GROSS	RECOVERIES	NET
Reserve for losses and loss expenses
Balance, beginning of period	$3,897,483	($566,329)	$3,331,154	$4,002,259	($593,755)	$3,408,504

Incurred related to:
Current year	452,472	(139,838)	312,634	1,790,254	(586,277)	1,203,977
Prior years	(89,864)	21,031	(68,833)	(244,430)	10,615	(233,815)
Total Incurred	362,608	(118,807)	243,801	1,545,824	(575,662)	970,162

Paid related to:
Current year	(252,876)	(2,891)	(255,767)	(671,563)	232,394	(439,169)
Prior years	(140,667)	16,499	(124,168)	(983,542)	264,499	(719,043)
Total Paid	(393,543)	13,608	(379,935)	(1,655,105)	496,893	(1,158,212)

Foreign currency translation and other	(19,689)	733	(18,956)	(46,119)	1,729	(44,390)

Balance, end of period	$3,846,859	($670,795)	$3,176,064	$3,846,859	($670,795)	$3,176,064

ENDURANCE SPECIALTY HOLDINGS LTD.

PRIOR YEAR RESERVE DEVELOPMENT BY SEGMENT
(FAVORABLE) ADVERSE PRIOR ACCIDENT YEAR DEVELOPMENT DURING THE YEAR ENDED DEC. 31, 2014

	Insurance	Reinsurance	Total Company
Incurred related to prior years
Quarter ended March 31, 2014	($11,648)	($38,664)	($50,312)
Quarter ended June 30, 2014	(22,048)	(32,153)	(54,201)
Quarter ended September 30, 2014	(20,311)	(40,158)	(60,469)
Quarter ended December 30, 2014	(26,563)	(42,270)	(68,833)
Year ended December 31, 2014	($80,570)	($153,245)	($233,815)
(FAVORABLE) ADVERSE PRIOR ACCIDENT YEAR DEVELOPMENT DURING THE YEAR ENDED DEC. 31, 2013

	Insurance	Reinsurance	Total Company
Incurred related to prior years
Quarter ended March 31, 2013	($17,295)	($33,373)	($50,668)
Quarter ended June 30, 2013	(5,625)	(57,180)	(62,805)
Quarter ended September 30, 2013	(6,210)	(41,850)	(48,060)
Quarter ended December 31, 2013	(4,773)	(56,086)	(60,859)
Year ended December 31, 2013	($33,903)	($188,489)	($222,392)
(FAVORABLE) ADVERSE PRIOR ACCIDENT YEAR DEVELOPMENT DURING THE YEAR ENDED DEC. 31, 2012

	Insurance	Reinsurance	Total Company
Incurred related to prior years
Quarter ended March 31, 2012	($7,847)	($9,054)	($16,901)
Quarter ended June 30, 2012	(13,633)	(5,919)	(19,552)
Quarter ended September 30, 2012	(17,439)	(38,203)	(55,642)
Quarter ended December 31, 2012	(7,267)	(20,795)	(28,062)
Year ended December 31, 2012	($46,186)	($73,971)	($120,157)

ENDURANCE SPECIALTY HOLDINGS LTD.

PRIOR YEAR RESERVE DEVELOPMENT BY LINE OF BUSINESS
(FAVORABLE) ADVERSE PRIOR ACCIDENT YEAR DEVELOPMENT

	FOR THE QUARTERS ENDED				FOR THE YEARS ENDED
	DEC. 31, 2014	SEPT. 30, 2014	JUNE 30, 2014	MAR. 31, 2014	DEC. 31, 2014	DEC. 31, 2013
INSURANCE SEGMENT
Agriculture	($1,847)	($1,260)	($2,188)	($2,140)	($7,435)	($5,597)
Casualty and other specialty	(20,184)	(15,141)	(12,226)	(9,713)	(57,264)	(16,605)
Professional lines	(692)	(866)	(3,991)	(1,128)	(6,677)	(979)
Property, marine and energy	(3,840)	(3,044)	(3,643)	1,333	(9,194)	(10,722)
TOTAL INSURANCE	($26,563)	($20,311)	($22,048)	($11,648)	($80,570)	($33,903)

REINSURANCE SEGMENT
Catastrophe	($15,497)	($16,012)	($7,713)	($7,761)	($46,983)	($61,186)
Property	(5,100)	(9,043)	(9,502)	(14,757)	(38,402)	(57,394)
Casualty	(2,528)	(5,269)	(2,821)	(2,751)	(13,369)	(20,370)
Professional lines	(8,519)	(3,162)	(2,551)	(2,029)	(16,261)	(13,947)
Specialty	(10,626)	(6,672)	(9,566)	(11,366)	(38,230)	(35,592)
TOTAL REINSURANCE	($42,270)	($40,158)	($32,153)	($38,664)	($153,245)	($188,489)

REPORTED TOTALS	($68,833)	($60,469)	($54,201)	($50,312)	($233,815)	($222,392)

ENDURANCE SPECIALTY HOLDINGS LTD.

LOSSES AND LOSS EXPENSES INCURRED BY LINE OF BUSINESS

	FOR THE QUARTERS ENDED				FOR THE YEARS ENDED
	DEC. 31, 2014	SEPT. 30, 2014	JUNE 30, 2014	MAR. 31, 2014	DEC. 31, 2014	DEC. 31, 2013
INSURANCE SEGMENT
Agriculture	$125,520	$158,564	$111,685	$48,216	$443,985	$559,838
Casualty and other specialty	10,611	15,374	21,597	14,963	62,545	139,701
Professional lines	16,704	14,509	12,513	16,912	60,638	72,578
Property, marine and energy	6,949	8,230	3,772	8,442	27,393	2,308
TOTAL INSURANCE	$159,784	$196,677	$149,567	$88,533	$594,561	$774,425

REINSURANCE SEGMENT
Catastrophe	($10,236)	$1,013	$15,907	$8,047	$14,731	$74,221
Property	36,175	24,011	34,127	29,814	124,127	136,155
Casualty	24,936	23,765	25,636	25,916	100,253	159,512
Professional lines	17,358	19,797	18,414	17,936	73,505	27,167
Specialty	15,784	25,006	15,545	6,650	62,985	48,204
TOTAL REINSURANCE	$84,017	$93,592	$109,629	$88,363	$375,601	$445,259

REPORTED TOTALS	$243,801	$290,269	$259,196	$176,896	$970,162	$1,219,684

ENDURANCE SPECIALTY HOLDINGS LTD.

ANALYSIS OF UNPAID LOSSES AND LOSS EXPENSES

		Insurance					Reinsurance						Reported Totals
		Agriculture	Casualty and other specialty	Professional lines	Property, marine and energy	Subtotal	Catastrophe	Property	Casualty	Professional lines	Specialty	Subtotal	Total
AT	DEC. 31, 2014
Case reserves		$222,570	$325,415	$119,453	$33,264	$700,702	$126,837	$178,875	$248,933	$60,915	$99,142	$714,702	$1,415,404
Total reserves		$295,191	$1,258,009	$517,101	$53,471	$2,123,772	$176,610	$272,164	$780,880	$258,840	$234,593	$1,723,087	$3,846,859
Case reserves/Total reserves		75.4%	25.9%	23.1%	62.2%	33.0%	71.8%	65.7%	31.9%	23.5%	42.3%	41.5%	36.8%

IBNR/Total reserves		24.6%	74.1%	76.9%	37.8%	67.0%	28.2%	34.3%	68.1%	76.5%	57.7%	58.5%	63.2%

AT	SEPT. 30, 2014
Case reserves		$272,485	$343,537	$110,988	$32,935	$759,945	$139,400	$173,326	$246,483	$58,261	$97,691	$715,161	$1,475,106
Total reserves		$307,994	$1,276,916	$500,457	$49,618	$2,134,985	$213,001	$272,421	$789,713	$249,836	$237,527	$1,762,498	$3,897,483
Case reserves/Total reserves		88.5%	26.9%	22.2%	66.4%	35.6%	65.4%	63.6%	31.2%	23.3%	41.1%	40.6%	37.8%

IBNR/Total reserves		11.5%	73.1%	77.8%	33.6%	64.4%	34.6%	36.4%	68.8%	76.7%	58.9%	59.4%	62.2%

AT	JUNE 30, 2014
Case reserves		$213,720	$346,765	$96,271	$20,603	$677,359	$151,530	$183,619	$252,827	$62,612	$88,683	$739,271	$1,416,630
Total reserves		$335,172	$1,285,787	$481,541	$41,421	$2,143,921	$246,809	$298,901	$802,621	$236,771	$234,370	$1,819,472	$3,963,393
Case reserves/Total reserves		63.8%	27.0%	20.0%	49.7%	31.6%	61.4%	61.4%	31.5%	26.4%	37.8%	40.6%	35.7%

IBNR/Total reserves		36.2%	73.0%	80.0%	50.3%	68.4%	38.6%	38.6%	68.5%	73.6%	62.2%	59.4%	64.3%

AT	MAR. 31, 2014
Case reserves		$66,471	$316,759	$113,911	$26,843	$523,984	$155,088	$180,130	$241,452	$60,856	$98,289	$735,815	$1,259,799
Total reserves		$199,656	$1,278,360	$501,131	$44,672	$2,023,819	$255,949	$308,471	$768,394	$226,711	$264,430	$1,823,955	$3,847,774
Case reserves/Total reserves		33.3%	24.8%	22.7%	60.1%	25.9%	60.6%	58.4%	31.4%	26.8%	37.2%	40.3%	32.7%

IBNR/Total reserves		66.7%	75.2%	77.3%	39.9%	74.1%	39.4%	41.6%	68.6%	73.2%	62.8%	59.7%	67.3%

AT	DEC. 31, 2013
Case reserves		$257,939	$315,010	$110,880	$24,570	$708,399	$167,152	$196,715	$239,385	$65,353	$101,716	$770,321	$1,478,720
Total reserves		$342,368	$1,273,779	$501,755	$40,988	$2,158,890	$265,626	$323,798	$769,067	$215,235	$269,643	$1,843,369	$4,002,259
Case reserves/Total reserves		75.3%	24.7%	22.1%	59.9%	32.8%	62.9%	60.8%	31.1%	30.4%	37.7%	41.8%	36.9%

IBNR/Total reserves		24.7%	75.3%	77.9%	40.1%	67.2%	37.1%	39.2%	68.9%	69.6%	62.3%	58.2%	63.1%

ENDURANCE SPECIALTY HOLDINGS LTD.

SHAREHOLDER RETURN ANALYSIS

	YEARS ENDED DECEMBER 31,			INCEPTION TO
	2014	2013	2012	DEC. 31, 2014
Income and Return on Equity:
Net income available to common and participating common shareholders	$315,700	$279,165	$129,766	$3,066,012

Operating income available to common and participating common shareholders	304,012	281,021	54,295	2,977,508

Average Shareholders’ equity [a]	2,605,866	2,368,573	2,230,881	2,071,325

Net income return on average equity	12.1%	11.8%	5.8%	11.4%	[c]
Operating return on average equity	11.7%	11.9%	2.4%	11.1%	[c]

Book value and dividends per share:
Dilutive book value per common share (treasury stock method)	$61.33	$55.18	$52.88	$61.33

Dividends paid per share	1.36	1.28	1.24	12.21

Change in diluted book value per common share	11.1%	4.3%	4.6%	16.7%	[c]

Total return to common shareholders [b]	13.6%	6.8%	7.0%	21.5%	[c]

[a] Excludes the $430 million liquidation value of the preferred shares.
[b] Total return to common shareholders is calculated as the change in diluted book value per common share plus dividends paid divided by beginning diluted book value per share.
[c] Represents average non-compounded annual returns since December 31, 2001.

ENDURANCE SPECIALTY HOLDINGS LTD.

DILUTIVE SHARES FOR EPS CALCULATION - TWO CLASS METHOD

		QUARTERS ENDED		YEARS ENDED
		DEC. 31,		DEC. 31,
		2014	2013	2014	2013
DILUTIVE SHARES OUTSTANDING: AS REPORTED	Average market price per share	$57.49	$55.76	$54.52	$50.34

	Basic weighted average common shares outstanding [a]	43,474	43,108	43,368	42,818

	Add: weighted avg. unvested restricted share units	—	—	—	1
	Weighted average exercise price per share	—	—	—	—
	Proceeds from unrecognized restricted share unit expense	—	$3	—	$3
	Less: restricted share units bought back via treasury method	—	—	—	(1)

	Add: weighted avg. dilutive options outstanding	800	815	807	495
	Weighted average exercise price per share	$48.20	$47.94	$48.08	$47.55
	Proceeds from unrecognized option expense	$2,624	$5,687	$2,624	$5,687
	Less: options bought back via treasury method	(717)	(803)	(760)	(495)
	Weighted average dilutive shares outstanding [b]	43,557	43,120	43,415	42,818

[a] Excludes unvested restricted shares outstanding which are considered participating securities under the two-class method for calculation of EPS.
[b] Options that are anti-dilutive are not included in the calculation of diluted shares outstanding. Options are anti-dilutive for earnings per share in any period in which there is a net loss and the anti-dilution is reflected in the calculations above as additional treasury method repurchases.

ENDURANCE SPECIALTY HOLDINGS LTD.

EARNINGS PER SHARE INFORMATION - TWO CLASS METHOD

	QUARTERS ENDED		YEARS ENDED
	DEC. 31,		DEC. 31,
	2014	2013	2014	2013

Net income	$84,573	$67,181	$348,450	$311,915
Less preferred dividends	(8,186)	(8,186)	(32,750)	(32,750)
Net income available to common and participating common shareholders	$76,387	$58,995	$315,700	$279,165
Less amount allocated to participating common shareholders [a]	(2,212)	(1,628)	(9,118)	(6,444)
Net income allocated to common shareholders	$74,175	$57,367	$306,582	$272,721

Denominator:
Weighted average shares - basic	43,474	43,108	43,368	42,818

Share Equivalents
Options	83	12	47	—
Weighted average shares - diluted	43,557	43,120	43,415	42,818

Basic earnings per common share	$1.71	$1.33	$7.07	$6.37

Diluted earnings per common share [b]	$1.70	$1.33	$7.06	$6.37

[a] Represents earnings and dividends allocated to holders of unvested restricted shares issued under the Company’s stock compensation plans that are considered participating securities related to the calculation of earnings per share under the two-class method. In periods of loss, no losses are allocated to participating common shareholders.
[b] Represents diluted earnings per share calculated under the two-class method which was the lower of the two-class method and the treasury stock method.

ENDURANCE SPECIALTY HOLDINGS LTD.

OPERATING INCOME RECONCILIATION
EARNINGS PER SHARE INFORMATION - TWO CLASS METHOD

	Two-Class Method		Two-Class Method
	QUARTERS ENDED		YEARS ENDED
	DEC. 31,		DEC. 31,
	2014	2013	2014	2013

Net income	$84,573	$67,181	$348,450	$311,915
(Less) add after-tax items:
Net foreign exchange (gains) losses	(246)	5,708	3,672	14,352
Net realized and unrealized losses (gains)	2,187	(4,808)	(15,969)	(14,064)
Net impairment losses recognized in earnings	198	26	609	1,568
Operating income before preferred dividends	$86,712	$68,107	$336,762	$313,771
Preferred dividends	(8,186)	(8,186)	(32,750)	(32,750)
Operating income available to common and participating common shareholders	$78,526	$59,921	$304,012	$281,021
Less amount allocated to participating common shareholders [a]	(2,274)	(1,654)	(8,780)	(6,487)
Operating income allocated to common shareholders	$76,252	$58,267	$295,232	$274,534

Weighted average common shares outstanding
Basic	43,474	43,108	43,368	42,818
Dilutive	43,557	43,120	43,415	42,818

Basic per common share data
Net income allocated to common shareholders	$1.71	$1.33	$7.07	$6.37
(Less) add after-tax items:
Net foreign exchange (gains) losses	(0.01)	0.13	0.09	0.33
Net realized and unrealized losses (gains)	0.05	(0.11)	(0.37)	(0.33)
Net impairment losses recognized in earnings	—	—	0.01	0.04
Operating income allocated to common shareholders	$1.75	$1.35	$6.80	$6.41

Diluted per common share data
Net income allocated to common shareholders	$1.70	$1.33	$7.06	$6.37
(Less) add after-tax items:
Net foreign exchange (gains) losses	—	0.13	0.09	0.33
Net realized and unrealized losses (gains)	0.05	(0.11)	(0.36)	(0.33)
Net impairment losses recognized in earnings	—	—	0.01	0.04
Operating income allocated to common shareholders [b]	$1.75	$1.35	$6.80	$6.41

[a] Represents earnings and dividends allocated to holders of unvested restricted shares issued under the Company’s stock compensation plans that are considered participating securities related to the calculation of earnings per share under the two-class method. In periods of loss, no losses are allocated to participating common shareholders.
[b] Represents diluted earnings per share calculated under the two-class method which was the lower of the two-class method and the treasury stock method.

ENDURANCE SPECIALTY HOLDINGS LTD.

NET INCOME AND OPERATING INCOME EXCLUDING EXPENSES
INCURRED RELATED TO THE PROPOSED ACQUISITON OF ASPEN

	QUARTER ENDED DEC. 31, 2014			YEAR ENDED DEC. 31, 2014
	As reported	Expenses Incurred Related to the Proposed Acquisition of Aspen [a]	Excluding Expenses Incurred Related to the Proposed Acquisition of Aspen	As reported	Expenses Incurred Related to the Proposed Acquisition of Aspen [a]	Excluding Expenses Incurred Related to the Proposed Acquisition of Aspen
Net income available to common and participating common shareholders	$76,387	$171	$76,558	$315,700	$20,260	$335,960
Less amount allocated to participating common shareholders [b]	(2,212)	(5)	(2,217)	(9,118)	(585)	(9,703)
Net income allocated to common shareholders	$74,175	$166	$74,341	$306,582	$19,675	$326,257

Basic earnings per common share	$1.71	$—	$1.71	$7.07	$0.45	$7.52
Diluted earnings per common share [c]	$1.70	$0.01	$1.71	$7.06	$0.45	$7.51

ROAE, net income [d]	2.8%	—%	2.8%	12.1%	0.8%	12.9%
Annualized ROAE, net income [d]	11.2%	—%	11.2%	12.1%	0.8%	12.9%

Operating income available to common and participating common shareholders	$78,526	$171	$78,697	$304,012	$20,260	$324,272
Less amount allocated to participating common shareholders [b]	(2,274)	(5)	(2,279)	(8,780)	(585)	(9,365)
Operating income allocated to common shareholders	$76,252	$166	$76,418	$295,232	$19,675	$314,907

Basic operating income per common share	$1.75	$0.01	$1.76	$6.80	$0.46	$7.26
Diluted operating income per common share [c]	$1.75	$—	$1.75	$6.80	$0.45	$7.25

ROAE, operating income [d]	2.9%	—%	2.9%	11.7%	0.7%	12.4%
Annualized ROAE, operating income [d]	11.5%	0.1%	11.6%	11.7%	0.7%	12.4%

[a] The Company incurred $0.2 million of general and administrative expenses in relation to the Company's proposed acquisition of Aspen for the quarter ended December 31, 2014. For the year ended December 31, 2014, the Company incurred $15.5 million and $4.8 million of general and administrative expenses and interest expense, respectively, in relation to the Company's proposed acquisition of Aspen.
[b] Represents earnings and dividends allocated to holders of unvested restricted shares issued under the Company's stock compensation plans that are considered participating securities related to the calculation of earnings per share under the two-class method. In periods of loss, no losses are allocated to participating common shareholders.
[c] Represents diluted earnings per share calculated under the two-class method which was the lower of the two-class method and the treasury stock method.
[d] Average common equity is calculated as the arithmetic average of the beginning and ending common equity balances for the stated period, which excludes the $430 million liquidation value of the preferred shares.

ENDURANCE SPECIALTY HOLDINGS LTD.

BOOK VALUE PER SHARE

		DECEMBER 31,
		2014	2013
DILUTIVE COMMON SHARES OUTSTANDING: AS-IF CONVERTED [a]	Price per share at period end	$59.84	$58.67

	Basic common shares outstanding	43,474	43,108
	Add: unvested restricted shares and restricted share units	1,291	1,261
	Add: dilutive options outstanding	800	815
	Weighted average exercise price per share	$48.20	$47.94

	Book Value [b]	$2,755,182	$2,456,549
	Add: proceeds from converted options	38,560	39,071
	Pro forma book value	$2,793,742	$2,495,620
	Dilutive shares outstanding	45,565	45,184
	Basic book value per common share	$63.38	$56.99
	Diluted book value per common share	$61.31	$55.23

DILUTIVE COMMON SHARES OUTSTANDING: TREASURY STOCK METHOD	Price per share at period end	$59.84	$58.67

	Basic common shares outstanding	43,474	43,108
	Add: unvested restricted shares and restricted share units	1,291	1,261
	Add: dilutive options outstanding	800	815
	Weighted average exercise price per share	$48.20	$47.94
	Less: options bought back via treasury method	(644)	(666)
	Dilutive shares outstanding	44,921	44,518
	Basic book value per common share	$63.38	$56.99
	Diluted book value per common share	$61.33	$55.18

[a] The as-if converted method assumes that the proceeds received upon exercise of options will be retained by the Company and the resulting common shares from exercise will remain outstanding.
[b] Excludes the $430 million liquidation value of the preferred shares.

ENDURANCE SPECIALTY HOLDINGS LTD.

REGULATION G
In presenting the Company’s results, management has included and discussed certain non-GAAP measures. Management believes that these non-GAAP measures, which may be defined differently by other companies, better explain the Company’s results of operations in a manner that allows for a more complete understanding of the underlying trends in the Company’s business. However, these measures should not be viewed as a substitute for those determined in accordance with GAAP.
Net income available to common and participating common shareholders, excluding expenses incurred related to the proposed acquisition of Aspen Insurance Holdings Limited (“Aspen”), or net income per basic or diluted common share, excluding expenses incurred related to the proposed acquisition of Aspen, reflect the current period impact of these costs incurred by the Company and reflects the results of operations in a manner similar to that used by management to analyze the Company’s underlying business performance. Net income available to common and participating common shareholders, excluding expenses incurred related to the proposed acquisition of Aspen or net income per basic or diluted common share, excluding expenses incurred related to the proposed acquisition of Aspen, should not be viewed as a substitute for GAAP net income available to common and participating common shareholders, or basic or diluted earnings per common share, respectively. Please see page 32 for a reconciliation of net income available to common and participating common shareholders, excluding expenses incurred related to the proposed acquisition of Aspen to net income available to common and participating common shareholders.
Operating income is an internal performance measure used by the Company in the management of its operations. Operating income represents after-tax operational results excluding, as applicable, after-tax net realized capital gains or losses and after-tax net foreign exchange gains or losses because the amount of these gains or losses is heavily influenced by, and fluctuates in part, according to the availability of market opportunities. The Company believes these amounts are largely independent of its business and underwriting process and including them distorts the analysis of trends in its operations. In addition to presenting net income determined in accordance with GAAP, the Company believes that showing operating income enables investors, analysts, rating agencies and other users of its financial information to more easily analyze the Company’s results of operations in a manner similar to to that used by management to analyze the Company’s underlying business performance. Operating income should not be viewed as a substitute for GAAP net income. Please see page 31 for a reconciliation of operating income to net income.
Operating income available to common and participating common shareholders, excluding expenses incurred related to the proposed acquisition of Aspen, or net operating per basic or diluted common share, excluding expenses incurred related to the proposed acquisition of Aspen, reflect the current period impact of these costs incurred by the Company and reflect the results of operations in a manner similar to that used by management to analyze the Company’s underlying business performance. Operating income available to common and participating common shareholders, excluding expenses incurred related to the proposed acquisition of Aspen or net operating per basic or diluted common share, excluding expenses incurred related to the proposed acquisition of Aspen, should not be viewed as a substitute for GAAP net income available to common and participating common shareholders, or basic or diluted earnings per common share, respectively. Please see page 32 for a reconciliation of operating income available to common and participating common shareholders, excluding expenses incurred related to the proposed acquisition of Aspen to net income available to common and participating common shareholders.
Return on Average Equity (ROAE) is comprised using the average common equity calculated as the arithmetic average of the beginning and ending common equity balances for stated periods. Return on Beginning Equity (ROBE) is comprised using the beginning common equity for stated periods. The Company presents various measures of Return on Equity that are commonly recognized as a standard of performance by investors, analysts, rating agencies and other users of its financial information.
Investment yield is provided by the Company’s investment managers and is calculated by dividing net investment income by average invested assets at amortized cost. The Company utilizes and presents the investment yield in order to better disclose the performance of the Company’s investments and to show the components of the Company’s ROE.
The Company has included diluted book value per common share because it takes into account the effect of dilutive securities; therefore, the Company believes it is a better measure of calculating shareholder returns than book value per common share. Please see page 33 for a reconciliation of diluted book value per common share to basic book value per common share.